U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 30, 2006

NEOMEDIA TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Second Street, Suite 600, Fort Myers, Florida		33901
(Address of Principal Executive Offices)		(Zip Code)

(239) - 337-3434
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Letter of Intent to Sell Micro Paint Repair Business Unit

On August 30, 2006, NeoMedia Technologies, Inc. (“NeoMedia”) signed a non-binding letter of intent (the “LOI”) to sell its Micro Paint Repair business unit to Jose Sada, a technology partner of NeoMedia Micro Paint Repair, backed by Global Emerging Markets Group (“GEM”) of New York City. The LOI calls for execution of a definitive purchase agreement by October 27, 2006, with closing on or before November 24, 2006.

GEM is a $1.8B private investment group specializing in control, minority, and public market investing.  Its activities are both domestic and international, spanning a diverse array of industries and transactional structures.  GEM has offices in New York, London and Paris.

The LOI is attached hereto as exhibit 16.1. On August 31, 2006, NeoMedia issued a press release with respect to the LOI, attached hereto as Exhibit 16.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMedia Technologies, Inc.
(Registrant)

Date: August 31, 2006	By: /s/ Charles T. Jensen
Charles T. Jensen, President,
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of intent
16.2	Press release dated August 31, 2006